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                                                                   EXHIBIT 10.19

                 SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

         THIS SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT ("Amendment") is executed as of this 30th day of May, 1997, by and between RADIO SYSTEMS CORPORATION, a Tennessee corporation with principal offices in Knoxville, Tennessee ("Borrower") and FIRST AMERICAN NATIONAL BANK, a national banking association with principal offices in Nashville, Tennessee ("Lender");

                               W I T N E S S E T H

         WHEREAS, Borrower and Lender entered into that certain Loan and Security Agreement dated April 3, 1995, as amended by that certain First Amendment to Loan and Security Agreement dated October 25, 1995, that certain Second Amendment to Loan and Security Agreement dated May 17, 1996, that certain Third Amendment to Loan and Security Agreement dated December 13, 1996, that certain Fourth Amendment to Loan and Security Agreement dated January 22, 1997, and that certain Fifth Amendment to Loan and Security Agreement dated April 30, 1997 (as amended, the "Agreement"), pursuant to which Lender has made available to Borrower a line of credit currently in the maximum principal amount of $5,000,000, and an Acquisition Line in the maximum principal amount of $1,500,000, all as more fully described and defined therein; and

         WHEREAS, Borrower has requested that Lender make a term loan to Borrower in the original principal amount of $1,000,000 (the "Term Loan"; the Line of Credit, the Acquisition Line and the Term Loan are sometimes hereinafter referred to as the "Loans") on the terms and conditions hereinafter set forth, and for the purpose(s) hereinafter set forth; and

         WHEREAS, Borrower and Lender desire to further amend the Agreement in certain respects;

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. Article I of the Agreement is hereby amended by substituting the following definitions for the existing definitions of the following terms and, as applicable, adding the following definitions:

                  "Borrowing Base" shall mean an aggregate amount equal to the sum of (a) seventy-five percent (75%) of Eligible Receivables, plus (b) the lesser of fifty percent (50%) of Eligible Inventory or the Inventory Borrowing Limit, plus (c) the lesser of fifty percent (50%) of the face amount of trade letters of credit issued by Lender for the amount of Borrower securing the purchase of Inventory by Borrower or $150,000, minus (d) the amount of $500,000, which amount shall be reduced by the amount each principal reduction in the Term Loan at the time of each such reduction.

                  "Guarantor" shall mean, collectively, jointly and severally, Randal Boyd and, so long as and to the extent that the Hudson Guaranty is in effect, James Hudson.

                  "Guaranty" shall mean, collectively, one or more Continuing Guaranties executed in favor of Lender by Guarantor.

                  "Hudson Guaranty" shall mean the Guaranty executed by James Hudson pursuant to this Sixth Amendment.


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                  "Notes" shall mean, collectively, the Line of Credit Note, the
         Acquisition Notes and the Term Note.

                  "Term Loan" shall have the meaning assigned to such term in the preamble of this Agreement.

                  "Term Note" shall mean that certain Secured Term Promissory Note of even date with this Sixth Amendment, in the original principal amount of $1,000,000, made and executed by Borrower, payable to the order of Lender, evidencing the indebtedness of Borrower to Lender in connection with the Term Loan, together with any and all extensions, modifications, renewals, restatements and/or replacements thereof.

         2. Term Loan. The following Section 2.6 is hereby added to the Agreement immediately following Section 2.5:

         2.6      Term Loan.

                  (a) The Term Loan shall be evidenced by, and payable in accordance with the terms of, the Term Note.

                  (b) The purpose of the Term Loan shall provide funds for the repurchase of stock warrants issued by Borrower and currently held by Sirrom Capital. The proceeds of the Term Loan shall be used for no other purpose.

                  (c) Upon execution this Sixth Amendment, Borrower shall pay to Lender a Term Loan fee in the amount of $7,500.

         3. Hudson Guaranty Limitations and Conditions. Execution of the Hudson Guaranty and delivery thereof to Lender is a condition precedent to the funding of the Term Loan. The Hudson Guaranty shall be limited to Borrower's obligations to Lender in connection with the Term Loan and shall be released when such obligations are paid in full and no payment in respect of such obligations remains subject to recoupment for any reason, including but not limited to recoupment as a preferential payment pursuant to bankruptcy or other insolvency laws. Lender shall apply regularly scheduled payments designated by Borrower as Term Loan payments to the Term Loan in the absence of default or an Event of Default. Otherwise Lender may apply any and all payments and proceeds of collateral to any obligations of Borrower to Lender as Lender shall determine at its sole discretion. Any payments made by any Guarantor other than James Hudson may be applied in Lender's sole discretion first to Borrower's obligations secured by such other Guarantor other than the Term Loan until all such other obligations of Borrower to Lender are paid in full before any such payments are applied to the Term Loan.

         4. Representations and Warranties. Borrower represents and warrants that the representations and warranties set forth in Article IV of the Agreement are true and correct on and as of the date of this Amendment, and that no default or Event of Default exists under the Agreement or any other documents executed in connection therewith.

         5. Miscellaneous. Except as amended hereby, the Agreement shall remain in full force and effect. This Amendment does not constitute a waiver of any default or Event of Default under the Agreement, whether or not Lender is aware of any such default or Event of Default.


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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                   LENDER:

                                    FIRST AMERICAN NATIONAL BANK



                                    By: /s/  John D. Goodman
                                        -------------------------------
                                        Title: Assistant Vice-President
                                               ------------------------



                                    BORROWER:

                                    RADIO SYSTEMS CORPORATION



                                    By: /s/  Randy Boyd
                                        -------------------------------
                                        Title: President
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